                                                                 EXHIBIT 10.17




                      LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                              MMI PRODUCTS, L.L.C.



                 ----------------------------------------------
                           Dated as of June 12, 1997
                 ----------------------------------------------

                              TABLE OF CONTENTS

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ARTICLE I - GENERAL PROVISIONS; DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         Section 1.1      Formation, Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         Section 1.2      Name  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         Section 1.3      Purpose . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         Section 1.4      Place of Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         Section 1.5      Fiscal Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Section 1.6      Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

ARTICLE II - MEMBERS AND RIGHTS OF MEMBERS AND OTHER UNITHOLDERS  . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 2.1      Members . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 2.2      Voting Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 2.3      Conversion of Class B Units . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Section 2.4      Limitation of Liability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Section 2.5      No Right to Withdraw  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Section 2.6      Rights to Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Section 2.7      Remuneration to Members or Economic Owners  . . . . . . . . . . . . . . . . . . . . . . . .  19
         Section 2.8      Exchange of Units for Interests in Portfolio Companies  . . . . . . . . . . . . . . . . . .  19

ARTICLE III - CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         Section 3.1      Capital Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         Section 3.2      Capital Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         Section 3.3      Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Section 3.4      No Withdrawal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Section 3.5      Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

ARTICLE IV - DISTRIBUTIONS AND ALLOCATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Section 4.1      Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Section 4.2      Allocations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         Section 4.3      Special Allocations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         Section 4.4      Tax Allocations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Section 4.5      Curative Allocations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         Section 4.6      Indemnification and Reimbursement for Payments on Behalf of a Unitholder  . . . . . . . . .  27

ARTICLE V - MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         Section 5.1      Management Authority  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         Section 5.2      Directors of MMHC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         Section 5.3      Indemnification of Each Member and Economic Owner . . . . . . . . . . . . . . . . . . . . .  29
         Section 5.4      Heirs and Personal Representatives  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         Section 5.5      Non-Exclusivity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30


                                      (i)

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         Section 5.6      Transfer of Membership Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         Section 5.7      Admission of New Members  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         Section 5.8      Withdrawal, Expulsion or Other Termination of Members . . . . . . . . . . . . . . . . . . .  32
         Section 5.9      Share of a Terminated Member  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         Section 5.10     Termination of a Member . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

ARTICLE VI - DURATION; DISSOLUTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         Section 6.1      Duration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         Section 6.2      Liquidation of LLC Interests  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

ARTICLE VII - VALUATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         Section 7.1      Valuation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         Section 7.2      Objection to Valuation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

ARTICLE VIII - BOOKS OF ACCOUNT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         Section 8.1      Books . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         Section 8.2      Tax Matters Partner and Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

ARTICLE IX - MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         Section 9.1      No Incurrence of Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         Section 9.2      Amendment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         Section 9.3      Successors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         Section 9.4      Governing Law: Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         Section 9.5      Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         Section 9.6      Singular, Plural; Gender  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         Section 9.7      Complete Agreement; Headings; Counterparts  . . . . . . . . . . . . . . . . . . . . . . . .  36
         Section 9.8      No Third Party Beneficiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         Section 9.9      Tax Status  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         Section 9.10     Waiver of Jury Trial  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         Section 9.11     Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37





                                      (ii)

                      LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                             MMI PRODUCTS,  L.L.C.


                 LIMITED LIABILITY COMPANY AGREEMENT (this "Agreement") dated as of June 12, 1997 by and among Citicorp Venture Capital, Ltd., a New York corporation ("CVC"), and the other persons identified on the signature pages hereto, the foregoing Persons being Members of MMI Products, L.L.C., a Delaware limited liability company (the "LLC"). Certain terms used herein are defined in Section 1.6.

                 WHEREAS, the Members desire to form a limited liability company pursuant to the Act by filing a Certificate of Formation of the Company with the office of the Secretary of State of the State of Delaware and entering into this Agreement;

                 WHEREAS, the parties to this Agreement are contributing to the LLC all of their capital stock of Merchants Metals Holding Company ("MMHC") in consideration for the issuance by the LLC to such parties of the Units described herein.

                 NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

                                   ARTICLE I
                        GENERAL PROVISIONS; DEFINITIONS

                 Section 1.1 Formation, Term. The term of the LLC commenced on June 10, 1997 with the filing of a Certificate of Formation with the Secretary of State of the State of Delaware pursuant to the Act and the Members shall continue the existence of the LLC until dissolution and termination of the LLC in accordance with the provisions of Article VI hereof. Any amendments of the Certificate of Formation shall be authorized as provided in Section 2.2. The Certificate of Formation, as so amended from time to time, is referred to herein as the "Certificate." Any Member who so requests shall have the right to receive from the LLC a copy of the Certificate.

                 Section 1.2 Name. The name of the LLC shall be "MMI Products, L.L.C." or such other name or names as the Required Common Members may from time to time designate; provided, that the name shall always contain the words "Limited Liability Company" or "L.L.C."

                 Section 1.3 Purpose. The LLC is organized for any lawful business, purpose or activity which may be conducted by a limited liability company under the Act.

                 Section 1.4 Place of Business. The principal office and place of business of the LLC shall initially be 399 Park Avenue, New York, New York. Upon giving notice to the Members, the Required Common Members may change the principal office or place of business of the LLC at any time, and the Required Common Members may cause the LLC to establish other offices or places of business in various jurisdictions and appoint agents for service of process in such jurisdictions.

                 Section 1.5 Fiscal Year. The fiscal year of the LLC shall end on December 31 of each year.

                 Section 1.6      Definitions.  For purposes of this Agreement:

                 "Act" means the Delaware Limited Liability Company Act, Delaware Code, Title 6, Sections 18-101, et. seq., as in effect from time to time.

                 "Affiliate" means, with respect to any Person, any other Person, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with such Person.

                 "Agreement" has the meaning set forth in the recitals hereto.

                 "Bankruptcy Event" means the LLC, the relevant Portfolio Company or any material Portfolio Company Subsidiary of such Portfolio Company makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the LLC, the relevant Portfolio Company or any material Portfolio Company Subsidiary of such Portfolio Company bankrupt or insolvent; or any order for relief with respect to the LLC, the relevant Portfolio Company or any material Portfolio Company Subsidiary of such Portfolio Company is entered under the Federal Bankruptcy Code; or the LLC, the relevant Portfolio Company or any material Portfolio Company Subsidiary of such Portfolio Company petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the LLC, the relevant Portfolio Company or any material Portfolio Company Subsidiary of such Portfolio Company or of any substantial part of the assets of the LLC, the relevant Portfolio Company or any material Portfolio Company Subsidiary of such Portfolio Company, or commences any proceeding (other than a proceeding for the voluntary liquidation and dissolution of a Subsidiary) relating to the LLC, the relevant Portfolio Company or any material Subsidiary of such Portfolio Company under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the LLC, the relevant Portfolio Company or any material Portfolio Company Subsidiary of such Portfolio Company and either (a) the LLC, the relevant Portfolio Company or any material Portfolio Company Subsidiary of such Portfolio Company by any act indicates its approval thereof, consent thereto or acquiescence therein or (b) such petition, application or proceeding is not dismissed within 60 days.

                 "Book Value" means with respect to any LLC asset, the adjusted basis of the LLC asset for federal income tax purposes, except as follows:

                 (a) The initial Book Value of the capital stock of MMHC contributed on the date of this Agreement by the initial Unitholders shall be $1.00 per share;

                 (b) The initial Book Value of any LLC asset contributed by a Unitholder to the LLC shall be the gross fair market value of such LLC asset as of the date of such contribution, as determined in good faith by the Required Common Members;

                 (c) The Book Value of each LLC asset shall be adjusted to equal its respective gross fair market value, as determined in good faith by the Required Common Members, as of the following times:

                          (i) the acquisition of an additional Unit in the LLC by any new or existing Unitholder in exchange for more than a de minimis Capital Contribution unless the Required Common Members determine that such adjustment is not necessary to reflect the relative economic interests of the Unitholders in the LLC;

                          (ii) the distribution by the LLC to a Unitholder of more than a de minimis amount of LLC assets (other than cash) unless the Required Common Members determine that such adjustment is not necessary to reflect the relative economic interests of the Unitholders in the LLC;

                          (iii) the liquidation of the LLC within the meaning of Treasury Regulation Section 1.704- 1(b)(2)(ii)(g); and

                          (iv) as otherwise determined by the Required Common Members as permitted by Treasury Regulation Section 1.704-1(b)(2)(iv)(f);

                 (d) The Book Value of an LLC asset distributed to any Unitholders shall be the fair market value of such LLC asset as of the date of distribution thereof as determined in accordance with Article VII;

                 (e) The Book Value of each LLC asset shall be increased or decreased, as the case may be, to reflect any adjustments to the adjusted basis of such LLC asset pursuant to Sections 732(d), 734(b) or 743(b) of the Code, but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Treasury Regulation Section 1-704-1 (b)(2)(iv)(m); provided, that Book Value shall not be adjusted pursuant to this clause (d) to the extent that the Required Common Members determine that an adjustment pursuant to clause (b) above is necessary or appropriate in conjunction with a transaction that would otherwise result in an adjustment pursuant to this clause (d); and

                 (f) If the Book Value of an LLC asset has been determined or adjusted pursuant to clauses (a), (b) or (d) above, such Book Value shall thereafter be adjusted to reflect the





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
         depreciation or amortization taken into account with respect to such LLC asset for purposes of computing Profits and Losses.

                 "Capital Account" has the meaning set forth in Section 3.2.

                 "Capital Contributions" means, for each Unitholder, such Unitholder's cash, securities or property contributed to the LLC pursuant to
Section 3.1 hereof (net of any liabilities of such Unitholder that the LLC is considered to assume or take subject to under Section 752 or the Code).

                 "CCT" means CCT Partners III.

                 "Certificate" has the meaning set forth in Section 1.1.

                 "Class A Common Holder" means each holder of a Class A Common Unit.

                 "Class A Common Percentage Interest" means, with respect to a Class A Common Holder's investment in a particular Series of Class A Common Units, a percentage equal to a fraction (i) the numerator of which is the number of Class A Common Units of such Series held by such Class A Common Holder, as set forth on the Investment Schedule applicable thereto, and (ii) the denominator of which is the aggregate number of Common Units of such Series held by all Unitholders, as set forth on such Investment Schedule.

                 "Class A Common Unit" means a Common Unit representing a fractional part of the Total Unitholder Interest and having the rights and obligations specified with respect to Class A Common Units in this Agreement.

                 "Class A Member" means each Class A Common Holder which is a Member.

                 "Class A Preferred Holder" means each holder of a Class A Preferred Unit.

                 "Class A Preferred Percentage Interest" means, with respect to a Class A Preferred Holder's investment in a particular Series of Class A Preferred Units, a percentage equal to a fraction (i) the numerator of which is the number of Class A Preferred Units of such Series held by such Class A Preferred Holder, as set forth on the Investment Schedule applicable thereto, and (ii) the denominator of which is the aggregate number of Class A Preferred Units of such Series held by all Unitholders, as set forth on such Investment Schedule.

                 "Class A Preferred Unit" means a Preferred Unit representing a fractional part of the Total Unitholder Interest and having the rights and obligations specified with respect to Class A Preferred Units in this Agreement.

                 "Class B Common Unit" means a Common Unit representing a fractional part of the Total Unitholder Interest and having the rights and obligations specified with respect to Class B Common Units in this Agreement.

                 "Class B Common Holder" means each holder of a Class B Common Unit.

                 "Class B Member" means each Class B Common Holder which is a Member.

                 "Class B Common Percentage Interest" means, with respect to a Class B Common Holder's investment in a particular Series of Class B Common Units, a percentage equal to a fraction, (i) the numerator of which is the number of Class B Common Units of such Series held by such Class B Common Holder, as set forth on the Investment Schedule applicable thereto, and (ii) the denominator of' which is the aggregate number of Common Units of such Series held by all Unitholders, as set forth on such Investment Schedule.

                 "Closing Date" means the date of this Agreement.

                 "Code" means the United States Internal Revenue Code of 1986, as amended from time to time.

                 "Common Holder" means any Class A Common Holder or Class B Common Holder.

                 "Common Member" means any Class A Member or Class B Member.

                 "Common Percentage Interest" means, with respect to each Common Holder's interest in a Series of Common Units, the sum of such Common Holder' s Class A Percentage Interest and Class B Percentage Interest.

                 "Common Unit" means a Unit representing a fractional part of the Total Unitholder Interest and having the rights and obligations specified with respect to Class A Common Units or Class B Common Units in this Agreement or such other Common Units as may be issued from time to time pursuant to
Section 3.1(b) and designated as Common Units. Common Units may be issued in one or more Series or classes, each of which shall, as necessary, be specifically identifiable to the Portfolio Company to which such Unit relates, as specified in any Investment Schedule.

                 "CVC" has the meaning set forth in the recitals hereto.

                 "Deficit Capital Account" shall mean with respect to any Unitholder, the deficit balance, if any, in such Unitholder's Capital Account as of end of the taxable year, after giving effect to the following adjustments:

                 (a) credit to such Capital Account any amount which such Unitholder is obligated to restore under Treasury Regulation Section 1.704-1(b)(2)(ii)(c), as well as any addition thereto





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
pursuant to the next to last sentence of Treasury Regulation Sections 1.704-2(g)(1) and (i)(5), after taking into account thereunder any changes during such year in partnership minimum gain (as determined in accordance with Treasury Regulation Section 1.704-2(d)) and in the minimum gain attributable to any partner nonrecourse debt (as determined under Treasury Regulation Section
1. 704-2(i)(3)); and

                 (b) debit to such Capital Account the items described in Treasury Regulation Section 1.704(b)(2)(ii)(d)(4), (5) and (6).

This definition of Deficit Capital Account is intended to comply with the provisions of Treasury Regulation Sections 1.704-1(b)(2)(ii)(d) and 1.704-2, and will be interpreted consistently with those provisions.

                 "Distribution" means each distribution made by the LLC to a Unitholder, whether in cash, securities or property of the LLC and whether by liquidating distribution, redemption, repurchase or otherwise (net of any liabilities of the LLC that such Unitholder is considered to assume or take subject to under Section 752 of the Code); provided, that any recapitalization or exchange of Units for other Economic Interests in the LLC or subdivision or any combination of any Units shall not be deemed a Distribution.

                 "Economic Interest" of a Person shall mean the share of one or more of the LLC's Profits, Losses, and Distributions represented by the Units held by such Person pursuant to this Agreement and the Act, but shall not include any right to (i) participate in the management or affairs of the LLC,
(ii) vote on, consent to, or otherwise participate in any decision or action of the Members, or (iii) receive information concerning the business and affairs of LLC, in each case except as expressly otherwise provided in this Agreement or required by the Act.

                 "Economic Owner" shall mean the owner of an Economic Interest who is not a Member. No Economic Owner shall be deemed a "member" (as that term is used in the Act) of the LLC.

                 "Entity" means any general partnership, limited partnership, limited liability company, corporation, joint venture, trust, business trust, cooperative, association, or any foreign trust or foreign business organization, or any other entity which is not a natural person.

                 "Exchangeable Unit" shall mean any Unit with respect to which the LLC holds corresponding Exchange Property.

                 "Exchange Property" shall mean, with respect to any Unit, (i) if such Unit was issued by the LLC to the original holder thereof in consideration for the contribution by such holder to the LLC of securities of a Portfolio Company (or a Company that became a Portfolio Company following such contribution), the securities contributed by such holder to the LLC in connection with the issuance of such Unit (or any other securities of any issuer into which such securities have been converted or for which such securities have been exchanged as a result of a merger or otherwise), (ii) if such Unit was issued by the LLC to the original holder thereof in consideration for cash or other property contributed by such holder to the LLC which was used by the LLC to acquire securities of a Portfolio Company (or a Company that became a Portfolio Company following such acquisition), the securities acquired by the LLC with the cash or property contributed by such holder (or any other securities of any issuer into which such securities have been converted or for which such securities have been exchanged as a result of a merger or otherwise), and (iii) if such Unit was issued by the LLC to the original holder thereof in consideration for cash contributed by such holder to the LLC which was used by the LLC to lend to a Portfolio Company or a company that became a Portfolio Company following such transaction or otherwise to acquire indebtedness of a Portfolio Company for a Company that became a Portfolio Company following such transaction, such indebtedness acquired by the LLC (or any securities or property into which such indebtedness has been converted or for which such indebtedness has been exchanged, including without limitation any indebtedness of a Portfolio Company that is assumed by a successor Entity to such Portfolio Company as a result of a merger or otherwise). "Exchange Property" also shall include any securities or other non-cash property that is characterized as "Exchange Property" pursuant to Section 4.1(b).

                 "Follow-On Investment" means a Portfolio Company Investment made by the LLC relating to a Portfolio Company in which the LLC has a preexisting and outstanding Portfolio Company Investment.

                 "Indemnifying Person" has the meaning set forth in Section
4.6.

                 "Invested Capital" means the amount of Capital Contributions made to the LLC by any Member or Economic Owner, or any of their respective predecessors in interest with respect to any Units in the amounts, and in exchange for the Units, set forth on the Investment Schedule for the LCC's investment in any Portfolio Company.

                 "Investment Profit or Loss" means, for any period with respect to the LLC's investment in each Portfolio Company, all items of Profits or Losses recognized by the LLC with respect to the LLC's investment in such Portfolio Company, including, without limitation, any fees received by the LLC in connection with monitoring the related Portfolio Company or any Portfolio Company Subsidiary thereof with respect to the LLC's investment in such Portfolio Company and any fees received from a Portfolio Company in connection with arranging the LLC's investment in such Portfolio Company.

                 "Investment Schedule" means each schedule to be prepared by the LLC immediately upon the consummation of each Portfolio Company Investment showing the following details: (i) the Capital Contributions made by each Participating Unitholder in connection with such Portfolio Company Investment,
(ii) the name of any Portfolio Company and, if applicable, any Portfolio Company Subsidiary, acquired in connection with such Portfolio Company Investment, and (iii) the amount and types of Units (including the Series of such Units) issued to each Participating





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
Unitholder in exchange for such Participating Unitholder's Capital Contribution, in each case in substantially the form attached hereto as Investment Schedule A (as prepared with respect to MMHC); provided, that in the event of any Follow-On Investment, in lieu of preparing a new Investment Schedule, the Investment Schedule relating to such pre-existing and outstanding Portfolio Company Investment shall be amended and restated to show the required details after giving effect to such Follow-On Investment, including without limitation designation of Units issued to each Participating Unitholder in such Follow-On Investment. Each Investment Schedule, and any amendments thereto, along with a revised Schedule of Members, if necessary, shall be promptly delivered to each Member following its preparation, and shall be deemed to have been attached hereto for all purposes of this Agreement (including, without limitation, Articles III and IV hereof).

                 "LLC" has the meaning set forth in the recitals hereto.

                 "Losses" shall be separately determined for the LLC's investment in each Portfolio Company, and with respect to any "Other Income or Loss" not attributable to the LLC's investment in a particular Portfolio Company, shall be determined for the LLC generally, and means, for each Taxable Year or other period of the LLC, an amount equal to the LLC's taxable loss and deduction (determined in accordance with Section 703(a) of the Code) for such year or period that is reasonably determined by the Tax Matters Partner to be attributable to the LLC's investment in such Portfolio Company (including any Investment Loss attributable to the LLC's investment in such Portfolio Company). Losses shall include all items of loss and deduction required to be stated separately pursuant to Section 703(a)(1) of the Code, with the following adjustments:

                 (a) Any expenditures of the LLC attributable to the LLC's investment in such Portfolio Company, or the LLC generally, and described in Section 705(a)(2)(B) of the Code or treated as Section 705(a)(2)(B) of the Code Expenditures pursuant to Treasury Regulation
         Section 1.704-1(b)(2)(iv)(i) (other than expenses in respect of which an election is properly made under Section 709 of the Code), and not otherwise taken into account in computing Losses pursuant to this definition, shall be considered an item of Loss;

                 (b) Loss resulting from any disposition of any LLC asset attributable to the LLC's investment in such Portfolio Company, or the LLC generally, and with respect to which loss is recognized for Federal income tax purpose, shall be computed by reference to the Book Value of the LLC asset disposed of, notwithstanding that the adjusted tax basis of such LLC asset may differ from its Book Value;

                 (c) Depreciation, amortization, and other cost recovery deductions with respect to any LLC asset attributable to the LLC's investment in such Portfolio Company, or the LLC generally, shall be computed by reference to the adjusted Book Value of such asset notwithstanding that the adjusted tax basis of such LLC asset differs from its Book Value, in accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(g);

                 (d) In the event the Book Value of any LLC asset attributable to the LLC's investment in such Portfolio Company, or the LLC generally, is decreased pursuant to subparagraph (b) or (c) of the definition of Book Value, the amount of such adjustment shall be taken into account as loss from the disposition of such LLC asset for purposes of computing Losses;

                 (e) Any items of loss and deduction specially allocated under Sections 4.3. 4.4 or 4.5 hereof shall not be considered in determining Loss; and

                 (f) To the extent (i) the adjusted tax basis of any LLC asset attributable to the LLC's investment in such Portfolio Company, or the LLC generally, is decreased pursuant to Code Sections 732(d), 734(b) or 743(b) and (ii) such adjustment is required, pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Account shall be treated as an item of Loss.

                 "Member" means the initial Unitholders (as set forth on Investment Schedule A hereto), and any other Person who is admitted to the LLC as a Member pursuant to Sections 3.1(b), 5.6 or 5.7 in each case so long as such Person continues to be a Member hereunder, and "Members" means all such Members. If a Person is a Member immediately prior to the purchase or other acquisition by such Person of an Economic Interest, such Person shall have all the rights of a Member with respect to such purchased or otherwise acquired Economic Interest. The Members shall constitute the "members" (as that term is used in the Act) of the LLC.


                 "Membership Interest" means a Member's entire interest in the LLC including such Member's Economic Interest and the right to (i) participate in the management of the business and affairs of the LLC, (ii) vote on, consent to, or otherwise participate in any decision of the Members and (iii) receive information concerning the business and affairs of LLC, in each case to the extent expressly provided in this Agreement or required by the Act.

                 "Minimum Gain" means, with respect to each nonrecourse liability of the LLC, the amount of gain (of whatever character), if any, that would be realized by the LLC if the LLC disposed of (in a taxable transaction) its property subject to such liability in full satisfaction thereof (and for no other consideration), and then aggregating the amounts so computed. A Unitholder's share of Minimum Gain shall, at the end of any Taxable Year, be equal to the excess of (i) the sum of the nonrecourse deductions allocated to such Unitholder (and such Unitholder's predecessors in interest) and the aggregate distributions to such Unitholder (and such Unitholder's predecessors in interest) up to that time of proceeds of nonrecourse liabilities that are allocable to an increase in Minimum Gain over (ii) the sum of such Unitholder's (and such Unitholder's predecessors in interest) aggregate share of the net decreases in Minimum Gain up to that time and such Unitholder's (and such Unitholder's predecessors in interest) aggregate share of the decreases up to that time in Minimum Gain resulting from revaluations of LLC property subject to one or more nonrecourse liabilities of the LLC, as computed in accordance with the provisions of Treasury Regulation Section 1.704-2(g).

                 "MMHC" has the meaning set forth in the recitals hereto.

                 "New Members" has the meaning set forth in Section 5.7.

                 "Other Income or Loss" means, for any period, all items of Profits or Losses (including, without limitation, any break-up or commitment fee received by the LLC in connection with a transaction that is not consummated), but excluding Investment Profit or Loss.

                 "Participating Unitholder" means, with respect to each Portfolio Company, any Person holding Units of the Series relating to such Portfolio Company, in the amount and type set forth on the Investment Schedule for such Portfolio Company Investment.

                 "Person" means any natural person or Entity, including the heirs, executors, administrators when the context so permits.

                 "Portfolio Company" means each Entity listed on an Investment Schedule hereto, and any successor by merger to any such Entity if the successor Entity is a Subsidiary of the LLC following such merger. In the event any such successor Entity is deemed to be a Portfolio Company pursuant to the immediately preceding sentence, the relevant Investment Schedule will be deemed to be automatically amended upon such merger to so reflect.

                 "Portfolio Company Investment" means an investment or series of investments made by the LLC in any equity, equity-related debt or other securities of a Portfolio Company, including any Follow-On Investment, the details of which are set forth in an Investment Schedule.

                 "Portfolio Company Material Transaction" means (a) payment of a dividend or making of a distribution on a Portfolio Company's common or preferred shares or other Exchange Property in shares of such stock or other Exchange Property, as the case may be, (b) subdivision (by any stock split, stock dividend, recapitalization or otherwise) of one or more classes of such Portfolio Company's outstanding common or preferred shares or other Exchange Property into a greater number of shares of such stock or other Exchange Property, as the case may be, (c) combination (by reverse stock split or otherwise) of one or more classes of such Portfolio Company's outstanding common or preferred shares or other Exchange Property into a smaller number of shares of such stock or other Exchange Property, as the case may be, (d) issuance of such Portfolio Company, by reclassification of common or preferred shares or other Exchange Property, of any shares of such stock or other Exchange Property, as the case may be, or (e) issuance by such Portfolio Company, in exchange for such securities, of any debentures or other debt securities or other Exchange Property, as the case may be.

                 "Portfolio Company Subsidiary" means any Subsidiary of a Portfolio Company.

                 "Preferred Member" means each holder of a Preferred Unit which is a Member.

                 "Preferred Unit" means a Unit representing a fractional part of the Total Unitholder Interest and having the preference rights and other rights specified with respect to the Class A Preferred Units or any Units hereafter designated as Preferred Units. Preferred Units may be issued in one or more series or classes, each of which shall, as necessary, be specifically identifiable to the Portfolio Company to which such Unit relates, as specified in any Investment Schedule.

                 "Preferred Unit Holder" means each holder of a Preferred Unit.

                 "Profits" shall be separately determined for the LLC's investment in each Portfolio Company, and with respect to any "Other Income or Loss" not attributable to the LLC's investment in a particular Portfolio Company shall be determined for the LLC generally, and means, for each Taxable Year or other period of the LLC, an amount equal to the LLC's taxable income and gain (determined in accordance with Section 703(a) of the Code) for such year or period that is reasonably determined by the Tax Matters Partner to be attributable to the LLC's investment in such Portfolio Company (including any Investment Profit attributable to the LLC's investment in such Portfolio Company). Profits shall include all items of income and gain, required to be stated separately pursuant to Section 703(a)(1) of the Code, with the following adjustment:

                 (a) Any income of the LLC attributable to the LLC's investment in such Portfolio Company, or the LLC generally, that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition shall be added to such taxable income or loss;

                 (b) Gain resulting from any disposition of any LLC asset attributable to the LLC's investment in such Portfolio Company, or the LLC generally, and with respect to which gain is recognized for Federal income tax purposes shall be computed by reference to the Book Value of the LLC asset disposed of, notwithstanding that the adjusted tax basis of such LLC asset may differ from its, Book Value;

                 (c) In the event the Book Value of any LLC asset attributable to the LLC's investment in such Portfolio Company, or the LLC generally, is increased pursuant to subparagraph (b) or (c) of the definition of Book Value, the amount of such adjustment shall be taken into account as gain from the disposition of such LLC asset for purposes of computing Profits;

                 (d) Any items of income and gain allocated under Sections 4.3, 4.4 or 4.5 hereof shall not be considered in determining Profit; and

                 (e) To the extent (i) the adjusted tax basis of any LLC asset attributable to the LLC's investment in such Portfolio Company, or the LLC generally, is increased pursuant to Code Sections 732(d), 734(b) or 743(b) and (ii) such adjustment is required, pursuant to

         Treasury Regulation Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Account shall be treated as an item of Profit.

                 "Required Common Members" means, as of any date of determination, with respect to any action submitted to a vote of Members or the governance of the LLC, the Common Members holding Common Units which represent a majority of the votes entitled to be cast by all such Common Members.

                 "Schedule of Members" means the Schedule of Members described in Section 2.1, as in effect as of the date of determination.

                 "Separate Capital Account" has the meaning set forth in
Section 3.2.

                 "Series" means a particular series of Units designated by reference to the particular Portfolio Company to which the Unitholders' investments represented by such Units relate, as reflected on the Investment Schedule.

                 "Subsidiary" means, with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing director, managing member, general partner or other managing Person of such partnership, association or other business entity.

                 "Tax Matters Partner" has the meaning set forth in Section 8.2(a).

                 "Taxable Year" means the LLC's Fiscal Year or such other year as may be required by Code Section 706.

                 "Terminated Member" means any Person who has ceased to be a Member for any reason (other than a Transfer pursuant to Section 5.6, but including a withdrawal pursuant to Section 5.8), or the estate of or successor in interest to such Person. Upon becoming a Terminated Member hereunder, if such Person, or the estate or successor interest to such Person, continues to hold Units, then such Person or holder shall automatically be deemed to be an Economic Owner for purposes of this Agreement.

                 "Total Unitholder Interest" means all Economic Interests of all Members and Economic Owners represented by all Units outstanding.

                 "Transfer" means a transfer or assignment of an Economic Interest or a Membership Interest, as applicable.

                 "Treasury Regulations" means the income tax regulations promulgated under the Code and effective as of the date hereof. Such term shall be deemed to include any amendments to such regulations and any corresponding provisions of succeeding regulations to the extent the Required Common Members determine that any such amendments and succeeding regulations do not adversely affect the economic interests of the Unitholders hereunder.

                 "Unit" means a unit issued by the LLC (whether a Preferred Unit, a Common Unit, or any other unit of the LLC created hereafter in accordance with the terms of this Agreement) representing a fractional part of the Total Unitholder Interest; provided, that:

                 (a) each Common Unit of a class at any time outstanding and allocable to the LLC's investment in any Portfolio Company shall represent the same fractional part of the Total Unitholder Interest of all Unitholders owning Common Units of such class allocable to the LLC's investment in such Portfolio Company as each other Common Unit of such class allocable to the LCC's investment in such Portfolio Company, and

                 (b) each Preferred Unit of a class at any time outstanding and allocable to the LLC's investment in any Portfolio Company shall represent the same fractional part of the Total Unitholder Interest of all Unitholders owning Preferred Units of such class allocable to the LLC's investment in such Portfolio Company as each other Preferred Unit of such class allocable to the LLC's investment in such Portfolio Company.

                 "Unit Purchase Agreements" means a unit purchase or similar agreement pursuant to which a Participating Unitholder makes a Capital Contribution in exchange for Units in accordance with Section 3.1(b) hereof in connection with a Portfolio Company Investment made after the Closing Date.

                 "Unitholder" means any Member or Economic Owner in its capacity as owner of one or more Units as reflected on the LLC's books and records.

                                   ARTICLE II
              MEMBERS AND RIGHTS OF MEMBERS AND OTHER UNITHOLDERS

                 Section 2.1 Members. The initial Members of the LLC and their addresses shall be listed on Schedule of Members hereto and such schedule shall be amended from time to time by the Required Common Members to reflect the withdrawal of Members or the admission of additional Members pursuant to this Agreement. The Schedule of Members shall constitute the record list of the Members for all purposes of this Agreement. The LLC shall maintain the names and addresses of all Economic Owners, if any.

                 Section 2.2      Voting Rights.

                 (a) Except as otherwise required by applicable law or as expressly provided in this Agreement, (i) with respect to any action submitted to a vote of Members which relates solely to a particular Portfolio Company or to the LLC's investment in such Portfolio Company, the Common Members holding Common Units of the Series relating to such Portfolio Company shall be entitled to vote thereon, (ii) with respect to any consent required under Sections 5.6 and 5.7, or with respect to any action to be taken by the LLC in connection with any matter described in Section 5.6, the Common Members holding Common Units of the Series to which the Units transferred or to be transferred belong (but excluding the holder of the Units transferred or to be transferred) shall be entitled to vote thereon and (iii) with respect to any other action submitted to a vote of Members (including but not limited to action relating to investment in or acquisition of a new entity that will become a Portfolio Company or the making by any Person of any investment in the LLC with respect to such new Portfolio Company), all Common Members holding Common Units of any Series shall be entitled to vote thereon. Except as otherwise required by applicable law or as expressly provided in this Agreement, (a) no Members (other than those provided in the immediately preceding sentence) shall be entitled to vote with respect to any action to be taken hereunder and (b) no class of Units shall be entitled to, or subject to, a separate class vote with respect to any action to be taken hereunder. Notwithstanding the foregoing, a class of Units shall be entitled to a separate class vote if the LLC, as a stockholder of a particular Portfolio Company, proposes to amend such Portfolio Company's charter and such amendment would alter or change, the powers, preferences, or special rights of any class of Portfolio Company securities for which such class of Units is exchangeable pursuant to Section 2.8, in a manner adverse to the holders of such securities.

                 (b) With respect to each action submitted to a vote of Members and with respect to which no separate Series or class vote is applicable, Class A Members entitled to vote thereon will be entitled to a number of votes equal to, in the aggregate, 50.5% of the total number of votes of Common Members entitled to be cast thereon (unless no Class B Members are entitled to vote thereon, in which case the Class A Members entitled to vote thereon will be entitled to 100% of the vote), and the Class B Members entitled to vote thereon will be entitled to a number of votes equal to, in the aggregate, 49.5% of the total number of votes of Common Members entitled to be cast thereon (unless no Class A Members are entitled to vote thereon, in which case the Class B Members entitled to vote thereon will be entitled to 100% of the vote). In determining the vote of Class B Members on matters as to which both Class B Members and Class A Members are entitled to vote (other than matters with respect to which a separate class vote is applicable), each Class B Common Unit with respect to which a Class B Member is entitled to vote shall be entitled to one vote per Unit and the aggregate number of votes to which such Class B Members are then entitled will be cast in the manner specified by a vote of the majority of the votes of such Class B Members.

                 (c) Notwithstanding anything to the contrary contained herein, until such time as CVC ceases to own at least 25% of the Common Units, the prior written consent of CVC shall be necessary to approve any of the following with respect to the LLC:

                          (i) a merger involving the LLC with or into any other entity or any liquidation, dissolution, recapitalization, or reorganization in any form of transaction by the LLC;

                          (ii) the engagement by the LLC in any business other than the businesses in which it is currently engaged;

                          (iii) any amendment, modification, or waiver of the LLC's certificate of formation or limited liability company agreement;

                          (iv)    the dissolution of the LLC pursuant to
         Section 6.1; or

                          (v) the appointment of a successor Liquidator pursuant to Section 6.2.

                 (d) Notwithstanding anything to the contrary contained herein, until such time as CVC ceases to own at least 25% of the Common Units of a particular Series, the prior written consent of CVC shall be necessary to approve any of the following with respect to any Portfolio Company to which such Series relates or any of the Portfolio Company Subsidiaries of such Portfolio Company (or, in the case of item (ix) below, with respect to such Series):

                          (i) a merger involving such Entity with or into any other entity or any sale, lease, or other disposition of all or substantially all of the assets of such Entity or any liquidation, dissolution, recapitalization, or reorganization in any form of transaction by such Entity;

                          (ii) the engagement by such Entity in any business other than the businesses in which it is currently engaged;

                          (iii) any declaration of dividends on such Entity's equity interests of any class, or the repurchase by such Entity of any class of equity interests of such Entity;

                          (iv) the acquisition or sale by such Entity of any assets otherwise than in the ordinary course of business or the investment by such Entity in any other person or entity (other than temporary liquid investments of idle funds);

                          (v) the making or forgiveness of a loan by such Entity to any employee, manager, Member, partner, stockholder, or director of such Entity, any relative of such employee, manager, Member, partner, stockholder or director, or any Affiliate of such employee, manager, Member, partner, stockholder, director, or relative;

                          (vi) the entering into, modification, amendment, or termination of any employment agreement with any Member who is an executive officer of such Entity;

                          (vii) the issuance or sale by such Entity of (a) its debt securities, (b) any of its equity interests (other than equity interests issued on exercise of options that have been approved by CVC), (c) any of its options, warrants, convertible securities, or
         (d) any rights to acquire such equity interests;

                          (viii) any amendment, modification, or waiver of any certificate of formation, agreement of limited liability company, by-laws, articles of incorporation or any other applicable organizational documents of any such Entity; and

                          (ix) any election by the Required Common Members with respect to such Series, pursuant to Section 2.8(a)(ii), to require the LLC to exchange all Exchangeable Units of such Series for all the corresponding Exchange Property then held by the LLC.

                 For purposes of this Section 2.2(d), CVC shall be deemed to have given its written consent to an act if any director of such Portfolio Company or other Entity who is designated by CVC votes in favor of a board resolution authorizing such action (whether specifically described therein or as part of a series of actions or part of a transaction).

                 (e) Any action required by the Act or this Agreement to be taken at a meeting of the Members or a committee of the Members or any action which may be taken at a meeting of such Members or committee, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by the Members (acting for themselves or through a proxy) owning Units entitled to not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which the Members entitled to vote thereon were present and voted, or by the necessary number of committee members whose approval would be necessary to authorize or take such action at a meeting at which such committee members were present and voted, as applicable, and such consent shall have the same force and effect as a vote of such Members or committee members, as the case may be, and may be stated as such in any certificate or document filed with the Secretary of State of the State of Delaware or in any certificate delivered to any person; provided, however, that no Member shall execute a written consent of Members pursuant to Section 18-302 of the Act (or any similar successor provision) with respect to any matter on which CVC is entitled to vote unless CVC has executed such written consent.

                 Section 2.3      Conversion of Class B Units.

                 (a) Each outstanding Class B Common Unit of any Series will be automatically, and without further action on the part of the LLC or the holder thereof, converted or exchanged into the same number of Class A Common Units of the same Series upon the election by the Class B Members representing a majority of the outstanding Class B Common Units of such Series held by Class B Members (such election to be exercised by written notice to the LLC). Promptly thereafter, the LLC shall notify each holder of Class B Common Units of such conversion. Following such conversion, the LLC shall not issue any Class B Common Units of the same Series.

                 (b) At least ten days prior to the sale or other transfer of any Class B Common Units of a particular Series, the transferor of such Units shall give written notice of such proposed transfer to the Class B Members holding a majority of the Class B Units of such Series held by Class B Members. Such notice shall state the date of the proposed transfer and the identity of the transferee. At any time prior to the date of such transfer, the Class B Members holding a majority of the Class B Common Units of such Series held by Class B Members may, by written notice to the transferror and the LLC, elect to cause each Class B Common Unit proposed to be transferred to be converted into and exchanged for one Class A Common Unit of the same Series. Such conversion shall be effective upon sale or transfer of such Class B Common Units without any further action on the part of the LLC, the transferor or the transferee.

                 (c) The conversion of Class B Common Units into Class A Common Units will be made without charge to the Class B Common Holders of any issuance tax in respect thereof or other cost incurred by the LLC in connection with such conversion and the related issuance of Class A Common Units.

                 (d) All Class A Common Units issuable upon any conversion of Class B Common Units shall, when issued, be duly and validly issued, and free from all taxes, liens, and charges. The LLC shall take all such actions as may be necessary to assure that all such Class A Common Units may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which Class A Common Units may be listed (except for official notice of issuance which shall be immediately transmitted by the LLC upon issuance).

                 (e) The LLC shall not close its books against the transfer of Class B Common Units or of Class A Common Units in any manner which would interfere with the timely conversion of Class B Common Units. The LLC shall assist and cooperate with any Class B Common Holders required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of Class B Common Units hereunder (including, without limitation, making any filings required to be made by the LLC).

                 (f) If the LLC in any manner subdivides or combines the outstanding units of one class or series of Common Units, the outstanding units of the other class and related series of Common Units shall be proportionately subdivided or combined in a similar manner.

                 Section 2.4      Limitation of Liability.

                 (a) The debts, liabilities and obligations incurred, contracted for or otherwise existing with respect to a particular Series (or with respect to the LLC's investment in the Portfolio Company to which such Series relates) shall be enforceable against the assets that are associated with such Series only, and not against the assets of the LLC generally or the assets of the LLC that are associated with any other Series. Separate and distinct records shall be maintained for each and every Series, and assets associated with any such Series shall be accounted for separately from the other assets of the LLC, or any other Series of the LLC. The Members shall not commingle the assets of one Series with the assets of any other Series. The Certificate of Formation shall contain notice of the limitation of liabilities of a Series as to other Series in conformity with Section 18-215 of the Act.

                 (b) Except as otherwise provided in the Act, no Member or Economic Owner shall be obligated personally for any debt, obligation or liability of the LLC or of any other Member or Economic Owner solely by reason of being a Member or Economic Owner. Except as otherwise provided in the Act, by law or expressly in this Agreement, no Member or Economic Owner shall have any fiduciary or other duty to another Member or Economic Owner with respect to the business and affairs of the LLC. No Member or Economic Owner shall have any responsibility to restore any negative balance in his Capital Account or to contribute to or in respect of the liabilities or obligations of the LLC or return distributions made by the LLC except as provided in Section 4.6 or as otherwise required by the Act or other applicable law.

                 (c) No Member and none of its Affiliates, stockholders, members, directors, managers, partners, officers or employees shall be expressly or impliedly restricted or prohibited by this Agreement from engaging in other activities or business ventures of any kind or character whatsoever. Each of the Members and its Affiliates, stockholders, members, directors, managers, partners, officers and employees shall have the right to conduct, or to possess a direct or indirect ownership interest in, activities and business ventures of every type and description. Neither the LLC nor any Member shall have any rights or claims by virtue of this Agreement or the relationships created hereby in any activities or business ventures of any Member or its Affiliates, stockholders, directors, managers, partners, officers and employees, other than the LLC (it being expressly understood and agreed that any and all such rights and claims are hereby irrevocably waived by each of the Members on its behalf and on behalf of the LLC).

                 Section 2.5 No Right to Withdraw. No Member or Economic Owner shall have any right to receive any distribution or the repayment of its Capital Contributions, except distributions provided in Section 4.1, distributions provided in Article VI upon dissolution and liquidation of the LLC and rights regarding exchange of Units for Exchange Property pursuant to
Section 2.8.  A Member may withdraw from the LLC only in accordance with
Section 5.8.

                 Section 2.6 Rights to Information. Members shall have the right to receive, upon request, a copy of the Certificate and of this Agreement, as amended from time to time, and such other information regarding the LLC as is required by the Act, subject to reasonable conditions and standards established by the Required Common Members, which may include, without limitation, withholding or restrictions on the use of confidential information. Economic Owners shall have the right to receive such information from the LLC regarding the basis of the allocations made pursuant to Section
4.2 and the distributions made pursuant to Section 4.1 as such an Economic Owner may reasonably request, subject to reasonable conditions and standards established by the Required Common Members, which may include, without limitation, withholding or restrictions on the use of confidential information.

                 Section 2.7 Remuneration to Members or Economic Owners. Except as otherwise expressly set forth in this Agreement or as otherwise approved by the Required Common Members, no Member or Economic Owner in his, her or its capacity as such, shall be entitled to remuneration for acting in the LLC's business.

                 Section 2.8 Exchange of Units for Interests in Portfolio Companies.

                 (a) At any time after any Portfolio Company with respect to which a particular Unit relates has completed an underwritten public offering of any of its equity securities (the date such offering is completed being referred to herein as the "Exchange Exercise Opening Date"):

                 (i) any Unitholder holding Exchangeable Units may exchange all Exchangeable Units of a particular Series then held by such Unitholder for the corresponding Exchange Property then held by the LLC; provided, however, that any such election to exchange shall be deemed, in the case of Exchangeable Units that are Class A Units, absent the written consent of the Unitholders of a majority of the Class B Units of such Series, to constitute an election to exchange all but one of the Exchangeable Units of such Series then held by the Unitholder so electing to exchange; and

                 (ii) the Required Common Members with respect to a particular Series may elect to require the LLC, subject to the provisions of Section 2.2(d), to exchange all of the Exchangeable Units of such Series for all of the corresponding Exchange Property then held by the LLC, and in such case such Exchangeable Units shall be deemed to be automatically exchanged for the corresponding Exchange Property without any further action on the part of the Unitholders of the Exchangeable Units of such Series or on the part of the LLC on the date of such election (the effective date of any exchange pursuant to this Section 2.8 being referred to herein as the "Exchange Date").

                 (b) If, at any time, a Bankruptcy Event shall occur, subject to the restrictions of applicable law, all of the Exchangeable Units then outstanding (or, in the case of a Bankruptcy Event of a Portfolio Company or any of its material Portfolio Company Subsidiaries, the Exchangeable Units then outstanding of the Series relating to such Portfolio Company) shall be deemed to be automatically exchanged for the corresponding Exchange Property without any action on the part of the Unitholders of the Exchangeable Units or the LLC, in which case the date of such Bankruptcy Event shall be the Exchange Date.

                 (c) If, at any time, any Unitholder holding Units issued in respect of MMHC or any Portfolio Company that is the successor by merger of MMHC dies or become incapacitated or the Units held by such Unitholder become subject to sale or other transfer by reason of any of the events described in
Section 5.6(f), or, as to any Unitholder holding Units issued in respect of MMHC or any Portfolio Company that is the successor by merger of MMHC who is employed by MMHC or any Portfolio Company that is the successor by merger of MMHC or any of their respective Subsidiaries on the date of contribution, if such employment hereafter ceases for any reason, all of the Exchangeable Units issued in respect of MMHC or any Portfolio Company that is the successor by merger of MMHC held by such Unitholder shall be deemed to be automatically exchanged for the corresponding Exchange Property without any action on the part of such Unitholder or the LLC. The Exchange Date shall be the date of such death, incapacity, sale, transfer or cessation of employment.

                 (d) Promptly upon obtaining knowledge of the occurrence or proposed occurrence of a Bankruptcy Event, but in any event, within five (5) days after such occurrence, the LLC shall mail a notice of such event by first-class mail to each holder of Exchangeable Units. This notice shall, among other things, state:

                          (i) that a Bankruptcy Event has occurred or is proposed to occur;

                          (ii)    the circumstances and relevant facts
         (including financial information) concerning such Bankruptcy Event;
         and

                          (iii) that such Unitholder's Exchangeable Units have been automatically exchanged for the corresponding Exchange Property.

Failure to give such notice or any defect in such notice to a Unitholder shall not affect the validity of the notice given to any other Unitholder or the validity of any exchange. The LLC shall mail notice of such exchange by first class mail to each holder of Exchangeable Units.

                 (e)      In order to exchange Exchangeable Units pursuant to
Section 2.8(a)(i), a Unitholder must complete and manually sign an exchange notice in substantially the form attached as Exhibit A (the "Exchange Notice") specifying the number of Exchangeable Units to be exchanged and the Exchange Date and must deliver such Exchange Notice to the LLC. The Exchange Date shall be any date specified by the Unitholder, and may be as soon as the date on which the LLC receives the Exchange Notice. Once received by the LLC, an Exchange Notice shall be irrevocable and may not be withdrawn by a Unitholder for any reason.

                 (f) As soon as possible after the Exchange Date (but in any event no later than five (5) Business Days following the Exchange Date), the LLC shall deliver to the exchanging Unitholder the Exchange Property which such Unitholder is entitled to receive in accordance with the provisions of this Agreement, together with any required stock transfer powers or similar conveyance documents.

                 (g) Each exchange shall be deemed to have been effected at the opening of business on the Exchange Date, and at such time all rights of the Unitholder of such Exchangeable Units as a Unitholder of such Exchangeable Units (other than the right to receive Exchange Property for the Exchangeable Units and any right to receive any Distribution on such Exchangeable Units as provided for in Section 2.8(i)) shall cease and the Unitholder shall, as between such Unitholder and the LLC, be deemed to have become the holder of record of the Exchange Property represented thereby.

                 (h) If, between any Exchange Date and the related date of delivery of applicable Exchange Property, such Exchange Property shall cease to have any or certain rights or a record date or effective date of a Portfolio Company Material Transaction shall occur, the Unitholder entitled to receive such Exchange Property shall be entitled only to receive such Exchange Property as so modified on the date of the delivery, and the LLC shall not be otherwise liable with respect to the modification of such Exchange Property from such Exchange Date to the date of such delivery.

                 (i) If the Exchange Date occurs during the period between the close of business on the record date for a Distribution (or for any distribution on the applicable Exchange Property) and the close of business on the payment date, the Exchange Property shall be deemed to include the right to the amount of such Distribution payable on such Exchangeable Units being surrendered for exchange (or such distribution on the applicable Exchange Property).

                 (j) The LLC shall not close its books against the transfer of Exchangeable Units in any manner which interferes with the timely exchange of Exchangeable Units. The LLC shall assist and cooperate with any Unitholder required to make any governmental filings or obtain any governmental approval prior to or in connection with any exchange of Units hereunder (including, without limitation, making any filings required to be made by the LLC).

                 (k) The LLC shall take all such actions as may be reasonably necessary to assure that all Exchange Property which consists of securities may be transferred, in the context of an exchange pursuant to this
Section 2.8, without violation of any applicable law or governmental regulation or any requirements of any domestic or foreign securities exchange upon which shares may be listed.

                 (l) The LLC will pay any and all documentary, stamp, transfer or similar taxes that may be payable in respect of the transfer and delivery of Exchange Property upon any exchange of Exchangeable Units.

                 (m) The LLC hereby warrants that, upon exchange of Exchangeable Units pursuant to this Agreement, the holders of Exchangeable Units shall receive all rights held by the LLC in the Exchange Property free and clear of any and all liens created by the LLC.

                 (n)      For tax purposes, any exchange pursuant to this
Section 2.8 shall be treated as a redemption of the Exchangeable Units in exchange for the positive balances in the corresponding Capital Accounts (as determined under Section 3.2) of the Unitholders receiving Exchange Property. It is contemplated that the Capital Accounts will be appropriately adjusted immediately prior to the exchange so that the amount received (including the Book Value of Exchange Property received) by each Unitholder receiving Exchange Property for Exchangeable Units shall be equal to such Unitholder's' Capital Account, as so adjusted.

                                  ARTICLE III
                    CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS

                 Section 3.1      Capital Contributions.

                 (a) Concurrently with the execution and delivery of this Agreement, the initial Members are making Capital Contributions in the respective amounts set forth on Investment Schedule A hereto, each in consideration for the issuance of the number and type of Units specified on Investment Schedule A.

                 (b)      In addition to the Capital Contributions described in
Section 3.1(a), the LLC may accept subsequent Capital Contributions and issue Units in respect of such Capital Contributions, upon terms and conditions which the Required Common Members may deem appropriate in connection with any Portfolio Company Investment made after the Closing Date, provided, that (i) in the event that the LLC issues Units other than the Class A Common Units, Class B Common Units or Class A Preferred Units, this Agreement shall be amended in a manner determined in good faith by the Required Common Members, (ii) the LLC shall prepare an Investment Schedule with respect to such Portfolio Company Investment (or, in the case of a Follow-On Investment, shall amend the existing Investment Schedule, in compliance with the definition of "Investment Schedule," contained herein), (iii) notwithstanding anything contained herein to the contrary, no Member or Economic Owner shall be deemed to be obligated or otherwise required to make any such subsequent Capital Contributions, and (iv) a Participating Unitholder shall be deemed admitted as a Member upon making such subsequent Capital Contribution unless determined otherwise by the Required Common Members and disclosed on such Investment Schedule (in which case, such Participating Unitholder shall be deemed an Economic Owner only). The LLC shall invest any cash received in consideration for issuance of additional Units in securities of a Portfolio Company of like amount as such Units and similar type to such Units.

                 Section 3.2      Capital Accounts.

                 (a) The LLC shall maintain a "Separate Capital Account" for each Unitholder with respect to the LLC's investment in each Portfolio Company according to the principles contained in Treasury Regulation Section 1.704-1(b)(2)(iv). For this purpose, the LLC may, upon the occurrence of the events specified in Treasury Regulation Section 1.704-1(b)(2)(iv)(f), increase or decrease the Capital Accounts in accordance with the rules of such regulation and Treasury Regulation Section 1.704-1 (b)(2)(iv)(g) to reflect a revaluation of the LLC property. The LLC shall also maintain a "Capital Account" for each Unitholder, which shall be equal to the aggregate of such Unitholder's Separate Capital Accounts.

                 (b) The Tax Matters Partner (as defined in Section 8.2(d)) shall be responsible for allocating items of income, gain, loss, and deduction among the LLC's investment in various Portfolio Companies for purposes of determining the Profits and Losses from each such Portfolio Company.

                 (c) Items of Other Income or Loss that are not reasonably attributable to the LLC's investment in any particular Portfolio Company shall be allocated by the Tax Matters Partner among the LLC's investments in all Portfolio Companies, pro rata based upon the relative Capital Contributions attributable to the LLC's investment in each Portfolio Company.

                 Section 3.3 Interest. No interest shall be paid by the LLC on Capital Contributions or on balances in Capital Accounts.

                 Section 3.4 No Withdrawal. No Person shall be entitled to withdraw any part of his Capital Contribution or Capital Account or to receive any Distribution from the LLC, except as expressly provided herein.

                 Section 3.5 Loans. Loans by Members or Economic Owners to the LLC shall not be considered Capital Contributions. If any Member or Economic Owner shall advance funds to the LLC in excess of the amounts required hereunder to be contributed by him, her or it to the capital of the LLC, the making of such advance shall not result in any increase in the amount of the Capital Account of such Member or Economic Owner. The amount of any such advance shall be a debt of the LLC to such Member or Economic Owner and shall be payable or collectible in accordance with the terms and conditions upon which such advances are made.

                                   ARTICLE IV
                         DISTRIBUTIONS AND ALLOCATIONS

                 Section 4.1      Distributions.

                 (a) The Unitholders holding each type of Exchangeable Unit shall have the right to receive all cash received by the LLC in respect of the corresponding Exchange Property. Such cash shall be distributed among such Unitholders in accordance with their Common Percentage Interests, or Class A Preferred Percentage Interests, as the case may be, after reduction of such cash for the expenses or reserves of the LLC related to such Distribution.
Such Distributions shall be made as soon as practicable following receipt of such cash by the LLC.

                 (b) If at any time any Exchangeable Units are outstanding, the corresponding Portfolio Company or any issuer of securities which constitute corresponding Exchange Property shall distribute or grant to holders of any securities which constitute corresponding Exchange

Property, any securities or other non-cash property, the LLC shall, at the election of the holders of a majority of the Exchangeable Units which would exchange for such Exchange Property: (i) to the extent permissible by the terms of said securities or other non-cash property, distribute such securities or other non-cash property pro rata to the holders of the Exchangeable Units which would exchange for such Exchange Property after the close of business on the record date (or if there is no record date, the close of business on the effective date) for such distribution or grant, after reduction for the expenses or reserves of the LLC related to such Distribution or (ii) retain such securities or other non-cash property. In the case of clause (ii) above, such securities or other non-cash property shall become Exchange Property, and each Unitholder holding Exchangeable Units shall be entitled to receive upon exchange the amount of securities or other non-cash property as such Unitholder would have owned or have been entitled to receive immediately after such distribution or grant had such Exchangeable Units been exchanged immediately prior to the record date or effective date, as the case may be, of such distribution or grant.

                 (c) Cash received by the LLC that is not reasonably attributable to any particular Portfolio Company shall be allocated by the Tax Matters Partner among all Portfolio Companies, pro rata based upon the Capital Contributions attributed to the LLC's investment in each Portfolio Company. Cash so allocated to each Portfolio Company shall be allocated, after reduction of such cash for the expenses or reserves of the LLC related thereto, to the Common Holders holding Units of the Series relating to such Portfolio Company in accordance with their Common Percentage Interests. The Required Common Members shall determine the time and manner of such Distribution.

                 (d) If all Exchange Property held by the LLC in respect of a Portfolio Company is sold, exchanged or otherwise transferred or disposed of by the LLC pursuant to instructions from the Required Common Members, the consideration received shall be distributed to the Unitholders holding Exchangeable Units that are exchangeable into such Exchange Property in accordance with their Common Percentage Interests or Class A Preferred Percentage Interests, as the case may be. The Required Common Members shall determine the time and manner of such Distributions and may establish any reserves of the LLC related thereto.

                 (e) A Distribution with respect to a Portfolio Company pursuant to Section 4.1(a), (b), (c) or (d) shall be made only to the Unitholders shown on the Investment Schedule for such Portfolio Company in effect as of the date of the Distribution, except as otherwise stated in such Sections.

                 (f) Notwithstanding the foregoing provisions relating to reduction of Distributions for expenses or reserves of the LLC related to such Distributions, the Unitholders shall attempt to cause any expenses or reserves of the LLC that relate to the LLC's investment in a particular Portfolio Company to be funded by such Portfolio Company (subject to any limitations on the Portfolio Company's ability to do so under law, contract or principles of fiduciary duty). To the extent such expenses or reserves are funded by the applicable Portfolio Company, no reduction to such Distributions will be made.

                 Section 4.2      Allocations.

                 (a) In general, items of Profit and Loss shall be specially allocated among the Unitholders in accordance with this Section 4.2. Each item of Profit or Loss shall be reflected in the Capital Account of the Unitholder to whom it is allocated, pursuant to Section 3.2(a).

                 (b) The Tax Matters Partner shall be responsible for allocating items of income, gain, loss and deduction among the various Portfolio Companies (or the LLC's investments in such Portfolio Companies) for purposes of determining the Profits and Losses from each such Portfolio Company (or the LLC's investments in such Portfolio Companies).

                 (c) Investment Profit or Loss shall be allocated to the Unitholders holding the Exchangeable Units that are exchangeable into the Exchange Property to which such Investment Profit or Loss relates. Such Investment Profit or Loss shall be allocated among such Unitholders in accordance with their Common Percentage Interests or Class A Preferred Percentage Interests, as the case may be.

                 (d) Other Income or Loss associated with each Portfolio Company (or the LLC's investments in such Portfolio Companies) shall be allocated to the Common Holders holding Units of the Series relating to such Portfolio Company in accordance with their Common Percentage Interests.

                 Section 4.3      Special Allocations.

                 (a) Deductions and losses attributable to a partner nonrecourse debt (as defined in Treasury Regulation Section 1.704-2(b)(4)) shall be allocated in the manner required by Treasury Regulation Section 1.704-2(i). If there is a net decrease during a Taxable Year in partner nonrecourse debt minimum gain (as defined in Treasury Regulation Section 1.704-2(i)(3)), then income and gain with respect to a Portfolio Company Investment for such Taxable Year (and, if necessary, for subsequent Taxable Years) shall be allocated to the Unitholders in the amounts and of such character as determined according to Treasury Regulation Section 1.704-2(i)(4).

                 (b) Except as otherwise provided in Section 4.3(a), if there is a net decrease in the Minimum Gain during any Taxable Year, each Unitholder shall be allocated income and gain for such Taxable Year (and, if necessary, for subsequent Taxable Years) in the amounts and of such character as determined according to Treasury Regulation Section 1.704-2(f). This Section 4.3(b) is intended to be a minimum gain chargeback provision that complies with the requirements of Treasury Regulation Section 1.704-2(f), and shall be interpreted in a manner consistent therewith.

                 (c) If any Unitholder who unexpectedly receives an adjustment, allocation, or distribution described in Treasury Regulation
Section 1.704-1(b)(2)(ii)(d)(4), (5), and (6) has a Deficit Capital Account as of the end of any Taxable Year, computed after the application of Sections 4.3(a) and 4.3(b) but before the application of any other provision of this
Article IV, then
income and gain for such Taxable Year shall be allocated to such Unitholder in proportion to, and to the extent of, such Deficit Capital Account. This
Section 4.3(c) is intended to be a qualified income offset provision as described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted in a manner consistent therewith.

                 (d) Allocations of income, gain, deduction, and loss to a Unitholder under this Section 4.3 shall be allocated to such Unitholder's Separate Capital Accounts based upon the LLC's investment in the Portfolio Company giving rise to the allocation, as determined by the Tax Matters Partner. Subject to the other provisions of this Section 4.3, if income, gain, loss or deduction are allocated for any Fiscal Year pursuant to Section 4.3(a),
(b) or (c), then subsequent allocations of income, gain, loss and deduction shall be made, to the extent possible, to the applicable Unitholders in such amounts so that the net income, gain, loss and deduction allocated pursuant to this Section 4.3(d) and Sections 4.3(a), (b) and (c) are equal to the net income, gain, loss and deduction that would have been allocated to the applicable Unitholders if such allocations pursuant to Sections 4.3(a), (b) and
(c) had not been made.

                 (e) If all or any portion of any Participating Unitholder's Units are transferred during any Fiscal Year, items of Profit and Loss attributable to the transferred Units for such Fiscal year shall be allocated between the transferor and the transferee by closing the books with respect to such transferred Units as of the date of transfer, as permitted by Code Sections 706(c) and (d).

                 (f) If, and to the extent that, any Unitholder is deemed to recognize any item of income, gain, loss, deduction or credit as a result of any transaction between such Unitholder and the LLC pursuant to Code Sections 1272-1274, 7872, 483, 482 or any similar provision now or hereafter in effect, and the Required Common Members determine that any corresponding income, gain, loss or deduction with respect to the LLC's investment in the applicable Portfolio Company of the LLC should be allocated to the Participating Unitholder who recognized such item in order to reflect the Participating Unitholders' economic interests in the LLC, then such income, gain, loss or deduction shall be so allocated.

                 Section 4.4      Tax Allocations.

                 (a) The income, gains, losses, deductions and credits of the LLC will be allocated, for federal, state and local income tax purposes, among the Unitholders in accordance with the allocation of such income, gains, losses, deductions and credits among the Unitholders for computing their Capital Accounts, except that if any such allocation is not permitted by the Code or other applicable law, the LLC's subsequent income, gains, losses, deductions and credit will be allocated among the Unitholders so as to reflect as nearly as possible the allocation set forth herein in computing their Capital Accounts.

                 (b) Items of the LLC taxable income, gain, loss and deduction with respect to any property contributed to the capital of the LLC shall be allocated among the Unitholders in accordance with Code Section 704(c) so as to take account of any variation between the adjusted basis of such property to the LLC for federal income tax purposes and its Book Value.

                 (c) If the Book Value of any LLC asset is adjusted, subsequent allocations of items of taxable income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Book Value in the same manner as under Code Section 704(c).

                 (d) Allocations of tax credits, tax credit recapture, and any items related thereto shall be allocated to the Unitholders according to their interests in such items as determined by the Required Common Members taking into account the principles of Treasury Regulation Section
1.704-1(b)(4)(ii).

                 (e) Allocations pursuant to this Section 4.4 are solely for purposes of federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Unitholder's Capital Account or share of income, gains, losses, deductions, Distributions or other LLC items pursuant to any provision of this Agreement.

                 Section 4.5      Curative Allocations.   If the Required
Common Members determine, after consultation with counsel experienced in partnership income tax matters, that the allocation of any item of the LLC income, gain, loss, deduction or credit is not specified in this Article IV (an "unallocated item"), or that the allocation of any item of the LLC income, gain, loss, deduction or credit hereunder is clearly inconsistent with the Unitholders' economic interests in the LLC (determined by reference to the general principles of Treasury Regulation Section 1.704-1(b) and the factors set forth in Treasury Regulation Section 1.704-1(b)(3)(ii)) (a "misallocated item"), then Required Common Members may allocate such unallocated items, or reallocate such misallocated items, to reflect such economic interests; provided, that no such allocation will be made without the prior consent of each Member which would be affected thereby (which consent no such Member may unreasonably withhold).

                 Section 4.6 Indemnification and Reimbursement for Payments on Behalf of a Unitholder. If the LLC is obligated to pay any amount to a governmental agency (or otherwise makes a payment) because of a Unitholder's status or otherwise specifically attributable to a Unitholder (including, without limitation, federal withholding taxes with respect to foreign partners, state personal property taxes, state unincorporated business taxes, etc.), then such Unitholder (the "Indemnifying Person") shall indemnify the LLC in full for the entire amount paid (including, without limitation, any interest, penalties and expenses associated with such payments). The amount to be indemnified shall be charged against the Capital Account of the Indemnifying Person, and, promptly upon notification of an obligation to indemnify the LLC, the Indemnifying Person shall make a cash payment to the LLC equal to the full amount to be indemnified (and the amount paid shall be added to the Indemnifying Person's Capital Account but shall not be treated as Capital Contributions).

                                   ARTICLE V
                                   MANAGEMENT

                 Section 5.1      Management Authority.

                 (a) The LLC shall be managed by the Common Members and, except as otherwise provided in this Agreement (including without limitation
Section 2.2 hereof) or by the Act, any action required to be taken by the Common Members shall be taken at the direction of the Required Common Members. Except as otherwise provided herein and with respect to certain responsibilities assigned to the Tax Matters Partner, all day-to-day LLC management and operation decisions and determinations relating to the operations of the LLC in the ordinary course of business shall be made by the Common Members. The Common Members authorized by this Agreement to approve or take any action on behalf of the LLC, in connection with the taking of such action, may designate one or more Members or other Persons to act on behalf of the LLC, at the direction of the Required Common Members, including, without limitation, to execute and deliver documents. Any action taken by a Member or other Person designated by the preceding sentence shall be effective to bind the LLC.

                 (b) In establishing record dates for decisions to be taken by any Members at a meeting of Members, notice of voting shall be given to all Members who, in accordance with this Agreement, could convert their Units into the Units making such decision and thereby qualify to vote on such issue not less than ten (10) days prior to the date of such vote and the record date for such vote shall not be earlier than five (5) days prior to the date of such vote, unless such notice is waived by each Member. The record date for any action to be taken by written consent pursuant to Section 2.2(d) shall be the effective date of such consent.

                 (c) The LLC may, by action of the Required Common Members, designate one or more committees. Each committee, to the extent expressly provided in the resolution establishing such committee, shall have and may exercise all of the authority of the Common Members in the management of the business and property of the LLC except to the extent expressly restricted by law, the Certificate or this Agreement.

                 Section 5.2 Directors of MMHC. The LLC shall vote the shares of capital stock of MMHC (or any successor by merger to MMHC) owned by the LLC in whatever manner is necessary to effectuate and carry out the following provisions:

                 (a) MMHC (or such successor) shall at all times be managed by or under the direction of a Board of Directors consisting of at least the following members:

                          (i) The Chief Executive Officer of MMHC (or such successor);

                          (ii)    A designee of CVC; and

                          (iii) An independent director, designated jointly by CVC and the Members who at such time are executive officers of MMHC or such successor (the "MMHC Management Members").

                 If the size of MMHC's (or such successor's) Board of Directors is increased to consist of more than three persons, each such increase shall be effected by adding both one or more designees of CVC and one or more designees of the MMHC Management Members at the same time. For example, if the MMHC's (or such successor's) Board of Directors is increased to consist of five members, such five members will be the Chief Executive Officer of MMHC (or such successor), two designees of CVC, an independent director designated jointly by CVC and the MMHC Management Members and a designee of the MMHC Management Members.

                 (b) In the event that any vacancy is created on MMHC's (or such successor's) Board of Directors by reason of the death, resignation or removal of any director, such vacancy shall be filled by a substitute director designated by the party or parties entitled to designate the director whose death, resignation or removal created such vacancy.

                 (c) Each holder of Units that are exchangeable for any securities of MMHC (or any successor by merger to MMHC) agrees that, following receipt of any voting securities of MMHC (or such successor) upon any exchange pursuant to Section 2.8, and prior to any underwritten public offering of equity securities by MMHC (or such successor), such holder will vote all of its voting securities of MMHC (or such successor) obtained upon such exchange in a manner so that the Board of Directors of MMHC (or such successor) shall consist of persons prescribed pursuant to this Section 5.2.

                 Section 5.3 Indemnification of Each Member and Economic Owner. Except as limited by law and subject to the provisions of Sections 5.3,
5.4 and 5.5, each Member and Economic Owner shall be entitled to be indemnified and held harmless on an as incurred basis by the LLC (but only after first making a claim for indemnification available from any other source and only to the extent indemnification is not provided by that source) to the full extent permitted under the Act as in effect from time to time against all losses, liabilities and expenses, including attorneys' fees and expenses, arising from proceedings in which such Member or Economic Owner may be involved, as a party or otherwise, by reason of his being or having been a Member or Economic Owner of the LLC, or by reason of his involvement in the management of the affairs of the LLC (including by virtue of acting as an officer, director or employee of a Portfolio Company or Portfolio Company Subsidiary), whether or not he continues to be such at the time any such loss, liability or expense is paid or incurred, but only to the extent that he (i) acted in good faith, (ii) acted in a manner he reasonably believed to be authorized or conferred upon him by this Agreement, (iii) acted in a manner he reasonably believed at the time of such action to be in the best interests of the LLC, a Portfolio Company or a Portfolio Company Subsidiary, as applicable and (iv) was neither grossly negligent nor engaged in willful malfeasance. The rights of indemnification provided in this Section 5.3 will be in addition to any rights to which such Member or Economic Owner may otherwise be entitled by contract (including any Unit Purchase Agreement) or as a matter of law and shall extend to his successors and assigns. Each Member's or Economic Owner's right to indemnification hereunder for reasonable expenses (as incurred), including attorneys' fees and expenses, incurred by such Member or Economic Owner may be conditioned upon the delivery by such Member or Economic Owner to the LLC of a written undertaking (reasonably acceptable to the Required Common Members) to repay such amount if such Member or Economic Owner is determined pursuant to this Section 5.3 or adjudicated to be ineligible for indemnification, which undertaking shall be an unlimited general obligation but need not be secured.

                 Section 5.4 Heirs and Personal Representatives. The indemnification provided by Section 5.3 hereof shall inure to the benefit of the heirs and personal representatives of each Member and Economic Owner.

                 Section 5.5      Non-Exclusivity.  The provisions of Section
5.3 hereof shall not be construed to limit the power of the LLC to indemnify its Members, Economic Owners, managers, officers, employees or agents (or any officer, director or employee of a Portfolio Company or a Portfolio Company Subsidiary) to the full extent permitted by law or to enter into specific agreements, commitments or arrangements for indemnification permitted by law, including Unit Purchase Agreements. The absence of any express provision for indemnification herein shall not limit any right of indemnification existing independently of Section 5.3 hereof.

                 Section 5.6      Transfer of Membership Interest.

                 (a) The voting rights of any Member's Membership Interest shall automatically terminate upon any Transfer of such interest to an estate, heir, beneficiary, trust, guardian or conservator or upon any other Transfer if the transferor no longer retains control over such voting rights and the Required Common Members have not consented in writing to such transferee becoming a substitute Member. As a condition to any Transfer of a Member's Membership Interest or an Economic Owner's Economic Interest, the transferor and the transferee shall provide such legal opinions and documentation as the Required Common Members shall reasonably request.

                 (b) Notwithstanding anything to the contrary contained in this Section 5.6 or elsewhere in this Agreement, a transferee or assignee of a Member's Membership Interest shall not become a substitute Member without the consent of the Required Common Members (which consent may be granted or withheld in their sole discretion) and without executing a copy of this Agreement or an amendment hereto in form and substance satisfactory to the Required Common Members. Any substitute Member admitted to the LLC with such consent and approval shall succeed to all rights and be subject to all the obligations of the transferring or assigning Member with respect to the Membership Interest to which such Member was substituted. No transferee of a Member's Membership Interest may further transfer such interest without complying with the provisions of this Section 5.6.

                 (c) The transferor and transferee of any Member's Membership Interest or Economic Owner's Economic Interest shall be jointly and severally obligated to reimburse the LLC for all reasonable expenses (including attorneys' fees and expenses) of any Transfer or proposed Transfer, whether or not consummated.

                 (d) The transferee of any Member's Membership Interest or Economic Owner's Economic Interest permitted under this Section 5.6 shall be treated as having made all of the Capital Contributions made by, and received all of the Distributions made to, the transferor of such interest prior to the date of such Transfer.

                 (e) Notwithstanding anything to the contrary in this Agreement, no Unit or Economic Interest may be transferred if such Transfer would result in the LLC having more than (i) 50 "beneficial owners" as defined and determined by the Investment Company Act of 1940, as amended from time to time or (ii) 50 partners as determined under Treasury Regulation Section 1-7704-1(h).

                 (f) In the event that the Units held by any Member or Economic Owner shall be subject to sale or other Transfer by reason of (i) bankruptcy or insolvency proceedings, whether voluntary or involuntary, (ii) distraint, levy, execution or other involuntary transfer or (iii) proceedings or other actions to enforce a security interest in the Units, then such Member or Economic Owner shall give the LLC written notice thereof promptly, stating the terms of such proposed transfer, the identity of the proposed transferee, the price or other consideration, if readily determinable, for which the Units are proposed to be transferred, and the number of Units to be transferred. After its receipt of such notice or, failing such receipt, after the LLC otherwise obtains actual knowledge of such a proposed transfer, the LLC or its designee shall have the right to purchase all, but not less than all, of such Units at the price and on the terms applicable to such proposed transfer, which right shall be exercised by written notice given by the LLC to the party proposing to effect such transfer within 90 days following the LLC's obtaining knowledge of such proposed transfer. The closing of the purchase and sale of Units shall be held at the principal office of the LLC on a date to be established by the LLC, which in no event shall be less than ten or more than 30 days from the date on which the LLC gives notice of its election to purchase shares. If the nature of the event giving rise to such involuntary transfer is such that no readily determinable consideration is to be paid for the transfer of the Units, the price to be paid by the LLC or its designee shall be (i) the original cash purchase price for the Preferred Units and (ii) Book Value Price (as hereinafter defined) for shares of Common Units. "Book Value Price" shall equal the net worth of the LLC per Common Unit of the Series of Units involved (adjusted to reflect the exercise in full of any dilutive securities), reflected in the LLC's (or Series') financial statements as of the end of the most recent fiscal year.

                 (g) Promptly upon any transfer of a Unit, the Investment Schedule relating to such Unit shall be amended to reflect such transfer.

                 (h)      (i)     Notwithstanding anything in this Agreement,
         at any time and from time to time, CVC and CCT shall each have the right to Transfer the Units which it holds to officers, directors or employees of CVC or CCT, as applicable, or any partnership or other investment vehicle in accordance with either CVC's or CCT's respective co-investor programs, as they may exist from time to time.

                          (ii) CVC or CCT, as applicable, shall send a notice to the LLC at least two (2) business days prior to any Transfer permitted by (i) above. Upon execution of this Agreement by any transferee permitted by (i) above, such transferee shall automatically become a Member. The Members shall take such action or cause the LLC to take such actions as are necessary to record the Transfers of Units, list the transferees as Members on the Schedule of Members, if applicable, and amend the applicable Investment Schedules. All expenses incurred by the LLC pursuant to this Section 5.6(h) shall be paid or reimbursed by CVC or CCT, as applicable.

                 Section 5.7 Admission of New Members. Other than with respect to Participating Unitholders as set forth in Section 3.1(b), additional Persons may be admitted to the LLC as Members ("New Members") only upon the approval of the Required Common Members upon such terms as are established by the Required Common Members, which may include the establishment of classes or groups of Members having different relative rights, powers and duties, including, without limitation, rights and powers which are superior or inferior to those of existing Members, or the right to vote as a separate class or group on specified matters by amendment of this Agreement. New Members shall be admitted at the time when all conditions to their admission have been satisfied, as determined by the Required Common Members, and their identity, and, if applicable, the Units to be acquired by such New Members shall be established by amendment of the Schedule of Members in accordance with the conditions set forth in Section 10.1.

                 Section 5.8 Withdrawal, Expulsion or Other Termination of Members.

                 (a) A Member may withdraw from the LLC but only if he has given the LLC at least 30 days' written notice in advance of the effective date of such withdrawal and upon such withdrawal such Person shall cease to be a Member.

                 (b) A Member shall automatically cease to be a Member as a result of his death or incapacity.

                 Section 5.9 Share of a Terminated Member. In the event that a Member becomes a Terminated Member, such Terminated Member or his or her estate shall retain such Terminated Member's Units and Capital Account as adjusted pursuant to the terms hereof and shall be deemed an Economic Owner only with respect to such Units and Capital Account hereunder. The Terminated Member shall have no right pursuant to Section 18-604 of the Act to receive the fair value of its Units.

                          Section 5.10     Termination of a Member.

                 (a) The death, incapacity, withdrawal, incapacity, bankruptcy or other termination of a Member shall not affect the existence of the LLC, and the remaining Members shall continue the business of the LLC under the terms of this Agreement. Thereafter, the Terminated Member shall no longer be a Member for purposes of this Agreement and shall have no rights, except as otherwise provided herein.

                 (b) A Terminated Member shall not be entitled to participate in any LLC decision or determination (including, without limitation voting or consent rights with respect to amendments to this Agreement, or otherwise, except as provided herein), and his successors and assigns will acquire only such Terminated Member's Economic Interest as an Economic Owner.

                                   ARTICLE VI
                             DURATION; DISSOLUTION

                 Section 6.1 Duration. The LLC shall have a perpetual existence; provided, however, that subject to the provisions of Section 2.2(c), the LLC shall dissolve upon the written consent of the Required Common Members.

                 Section 6.2      Liquidation of LLC Interests.

                 (a) Upon dissolution of the LLC, with respect to the disposition of the LLC's investment in each Portfolio Company, the Class A Member with the greatest aggregate Capital Account balance attributable to the LLC's investment in such Portfolio Company shall be the "Liquidator" with respect thereto, unless and until a successor Liquidator is appointed as provided herein. Each Liquidator shall agree not to resign at any time without 30 days' prior written notice. Any Liquidator may be removed at any time, with or without cause, by notice of removal and appointment of a successor Liquidator approved by the Required Common Members (and subject to the approval of CVC if CVC has such right of approval pursuant to Section 2.2(d)) with respect to the related Portfolio Company Investment. Within 30 days following the death, dissolution, insanity, bankruptcy, retirement, resignation, withdrawal or expulsion of the Class A Member who is acting as Liquidator pursuant to this Section 6.2(a), a successor Liquidator may be elected by the Required Common Members (and subject to the approval of CVC if CVC has such right of approval pursuant to Section 2.2(d)) with respect to the related Portfolio Company Investment. The successor Liquidator shall succeed to all rights, powers and duties of the former Liquidator. The right to appoint a successor or substitute Liquidator in the manner provided herein shall be recurring and continuing for so long as the functions and services of the Liquidator are authorized to continue under the provisions hereof, and every reference herein to the Liquidator shall be deemed to refer also to any such successor or substitute Liquidator appointed in the manner herein provided. Except as expressly provided in this Article VI, any Liquidator appointed in the manner provided herein shall have and may exercise without further authorization or consent of any of the parties hereto, all of the powers conferred upon the Common Members with respect to any Portfolio Company

Investment under the terms of this Agreement (but subject to all of the applicable limitations, contractual and otherwise, upon the exercise of such powers to the extent necessary or desirable in the good faith judgment of any Liquidator to carry out the duties and functions of the Liquidator hereunder for and during such period of time as shall be reasonably required in the good faith judgment of any Liquidator to complete the winding up and liquidation of the LLC as provided for herein).

                 (b) The Liquidator, with respect to the LLC's investment in any Portfolio Company, shall liquidate the assets of the LLC, and apply and distribute the proceeds of such liquidation, in the following order of priority, unless otherwise required by mandatory provisions of applicable law:

                          (i) First, to the payment of the LLC's debts and obligations to its creditors, including sales commissions and other expenses incident to any sale of the assets of the LLC and including Members who are creditors (but excluding liabilities to Members for distributions under Section 18-606 of the Act), to the extent permitted by law, whether by payment or the making of reasonable provisions for payment thereof.

                          (ii) Second, to the establishment of and additions to such reserves as the Liquidator, with respect to the LLC's investment in any Portfolio Company, may deem necessary or appropriate.

                          (iii)   Third, to the Unitholders, in accordance with
         Section 4.1.

The reserves established pursuant to clause (ii) above shall be paid over by the Liquidator to a bank or other financial institution, to be held in escrow for the purpose of paying any such contingent or unforeseen liabilities or obligations and, at the expiration of such period as the Liquidator deems devisable, such reserves shall be distributed to the Members in the priorities set forth in this Section 6.2(b).

                                  ARTICLE VII
                                   VALUATION

                 Section 7.1 Valuation. With respect to the valuation of any property distributed to any Member or Economic Owner with respect to any Portfolio Company or Portfolio Company Subsidiary, such property shall be valued at the fair market value thereof determined in good faith by the Required Common Members with respect to such Portfolio Company Investment.

                 Section 7.2 Objection to Valuation. If the holders of 66 2/3% of the Common Units of the Series to which such property relates and 66 2/3% of each class of Preferred Units of the Series to which such property relates object to the valuation of any property, then the Required Common Members shall cause a mutually acceptable independent investment banking or appraisal firm to review such valuation, and such expert's determination shall be binding upon all of Members and Economic Owners.

                                  ARTICLE VIII
                                BOOKS OF ACCOUNT

                 Section 8.1 Books. The LLC shall maintain complete and accurate books of account of the LLC's affairs at the LLC's principal office, which books shall be open to inspection by any Member (or by any Economic Owner, upon reasonable request which may be accepted or denied by the Required Common Members at their sole discretion) at any time during ordinary business hours in accordance with Section 2.5.

                 Section 8.2      Tax Matters Partner and Reports.

                 (a) So long as it continues to be a Member, CVC shall act as the "Tax Matters Partner" (as defined in Section 623 1 (a)(7) of the Code) in accordance with Sections 6221 through 6233 of the Code. If CVC ceases to be a Member, the Required Common Members shall designate a replacement Tax Matters Partner. If the Required Common Members fail to designate a replacement Tax Matters Partner, the Member owning the greatest number of Common Units shall serve as the Tax Matters Partner.

                 (b) Within 75 days after the end of each fiscal year, the Tax Matters Partner shall cause the LLC to furnish each Unitholder with a copy of the LLC's tax return and Form K- I for such fiscal year.

                 (c) The Tax Matters Partner may make a Code Section 754 election and any other elections that it deems advisable for tax purposes.

                                   ARTICLE IX
                                 MISCELLANEOUS

                 Section 9.1 No Incurrence of Indebtedness. The LLC shall be prohibited from incurring, guaranteeing, or otherwise becoming liable in respect of any indebtedness (as defined in accordance with generally accepted accounting principles), including but not limited to indebtedness of any Portfolio Company.

                 Section 9.2 Amendment. Subject to the other provisions of this Agreement, this Agreement and the Schedules hereto may be amended only by the prior written consent of the Required Common Members; provided, that any amendment (other than in connection with an admission of a New Member pursuant to Section 5.7) which adversely affects a Member's allocations or distributions under Article IV or the rights of the Units owned by such Member to receive Exchange Property shall not be effective with respect to such Member, unless; such Member consents thereto in writing.

                 Section 9.3 Successors. Except as otherwise provided herein, this Agreement shall inure to the benefit of and be binding upon the Members, the Terminated Members, the Economic Owners and their legal representatives, heirs, successors and permitted assigns.

                 Section 9.4 Governing Law: Severability. This Agreement shall be construed in accordance with the laws of the State of Delaware. If it is determined by a court of competent jurisdiction that any provision of this Agreement is invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                 Section 9.5 Notices. All notices, demands and other communications to be given and delivered under or by reason of provisions under this Agreement shall be in writing and shall be deemed to have been given when personally delivered, mailed by first class mail (postage prepaid and return receipt requested), sent by telecopy or sent by reputable overnight courier service (charges prepaid) to the addresses or telecopy numbers set forth in Schedule of Members hereto or to such other addresses or telecopy numbers as have been supplied in writing to the LLC.

                 Section 9.6 Singular, Plural; Gender. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, feminine and neuter.

                 Section 9.7 Complete Agreement; Headings; Counterparts. This Agreement terminates and supersedes all other agreements previously entered into among any of the Members specifically relating to the subject matter hereof. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. This Agreement may be executed in any number of counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts together shall constitute one agreement.

                 Section 9.8 No Third Party Beneficiaries. Nothing in this Agreement is intended, nor shall anything herein be construed, to confer any rights, legal or equitable, in any Person other than the Members and, to the extent provided herein, Economic Owners, and their respective legal representatives, heirs, successors and permitted assigns.

                 Section 9.9 Tax Status. The LLC is intended to qualify for federal income tax purposes as a partnership that is not publicly traded. No Member shall take any action inconsistent with such qualification, including the filing of an election under Treasury Regulation Section 301.7701-3 to be taxed as an association.

                 Section 9.10 Waiver of Jury Trial. Each of the parties hereto waives to the fullest extent permitted by law any right it may have to trial by jury in respect of any claim, demand, action, or cause of action based on, or arising out of, under or in connection with this Agreement, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise. The parties to this Agreement each hereby agrees that any such claim, demand, action or cause of action shall be decided by court trial without a jury and that the parties to this Agreement may file an original counterpart of a copy of this Agreement with any court as evidence of the consent of the parties hereto to the waiver of their right to trial by jury. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, arising out of under or in connection with this Agreement or any course of conduct, course of dealing, verbal or written statement or action of any party hereto.

                 Section 9.11 Waiver. Except as expressly provided herein to the contrary, no failure to exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege granted hereunder.

                 IN WITNESS WHEREOF, the parties hereto have caused this Limited Liability Company Agreement to be signed as of the date first above written.


                          ALCHEMY, L.P.
                            c/o Citicorp Venture Capital Ltd.
                            399 Park Avenue, 14th Floor, Zone 4
                            New York, NY 10043


                          By:  /s/ THOMAS F. McWILLIAMS
                              -------------------------------------------------
                          Its: General Partner
                               ------------------------------------------------

                          CITICORP VENTURE CAPITAL LTD.
                            399 Park Avenue, 14th Floor, Zone 4
                            New York, NY 10043


                          By:    /s/ THOMAS F. McWILLIAMS
                              -------------------------------------------------
                          Its:   Managing Director
                               ------------------------------------------------

                          CCT PARTNERS III
                            c/o Citicorp Venture Capital Ltd.
                            399 Park Avenue, 14th Floor, Zone 4
                            New York, NY 10043


                          By: /s/ STUART L. AGRANOFF
                              -------------------------------------------------
                          Its:  Secretary and Treasurer
                               ------------------------------------------------

                          MICHAEL W. BABCOCK
                            20162 CR 46
                            New Paris, IN 46553


                          By:  /s/ MICHAEL W. BABCOCK
                              -------------------------------------------------

                          JULIUS S. BURNS
                            15211 Rainhollow Drive
                            Houston, TX 77070


                          By:  /s/ JULIUS S. BURNS
                              -------------------------------------------------

                          RICHARD M. CASHIN
                            10 Gracie Square, Apt. 8-G
                            New York, NY 10028


                          By:  /s/ RICHARD M. CASHIN
                              -------------------------------------------------

                          WILLIAM T. COMFORT
                            c/o Citicorp Venture Capital Ltd.
                            399 Park Avenue, 14th Floor, Zone 4
                            New York, NY 10043


                          By: /s/ WILLIAM T. COMFORT
                              -------------------------------------------------

                          DAVID Y. HOWE
                            c/o Citicorp Venture Capital Ltd.
                            399 Park Avenue, 14th Floor
                            New York, NY 10043


                          By:  /s/ DAVID Y. HOWE
                              -------------------------------------------------

                          JAMES M. McCALL
                            2014 Crystal Springs Drive
                            Kingwood, TX 77339


                          By: /s/ JAMES M. McCALL
                              -------------------------------------------------

                          THOMAS F. McWILLIAMS
                            c/o Citicorp Venture Capital Ltd.
                            399 Park Avenue, 14th Floor
                            New York, NY 10043


                          By: /s/ THOMAS F. McWILLIAMS
                              -------------------------------------------------

                          WILLIAM H. STEWART
                            337 Third Creek Road
                            Statesville, NC 28677


                          By: /s/ WILLIAM H. STEWART
                              -------------------------------------------------

                          ROBERT N. TENCZAR
                            c/o MMI Products, Inc.
                            515 West Greens Road, Suite 710
                            Houston, Texas 77067


                          By: /s/ ROBERT N. TENCZAR
                              -------------------------------------------------

                          DAVID F. THOMAS
                            345 Purchase Street
                            Rye, NY 10580


                          By: /s/ DAVID F. THOMAS
                              -------------------------------------------------

                          JAMES A. URRY
                            c/o Citicorp Venture Capital Ltd.
                            399 Park Avenue, 14th Floor, Zone 4
                            New York, NY 10043


                          By: /s/ JAMES A. URRY
                              -------------------------------------------------

                          MICHAEL WEAVER
                            3407 Cedar Mill Court
                            Kingwood, TX 77339


                          By: /s/ MICHAEL WEAVER
                              -------------------------------------------------

                          DAVY J. WILKES
                            5214 Jules Verne Court
                            Tampa, FL 33611


                          By: /s/ DAVY J. WILKES
                              -------------------------------------------------

                          EXHIBIT A - EXCHANGE NOTICE

                        [Name and Address of Unitholder]

MMI Products, L.L.C.
c/o MMI Products, Inc.
515 West Greens Road
Suite 710
Houston, Texas 77067

         Re: Limited Liability Company Agreement of MMI Products, Inc., dated as of June 12, 1997 (the "Agreement")

Ladies and Gentlemen:

         All capitalized terms used and not defined in this letter shall have the meanings assigned to them in the Agreement.

         This letter will constitute an Exchange Notice pursuant to Section 2.8(e) of the Agreement. The undersigned desires to exchange the undersigned's [insert type and Series of units] for the Exchange Property corresponding thereto pursuant to Section [2.5(a)(i)] of the Agreement. Such exchange shall take place on [date].

                                                   Very truly yours,



                                                   -----------------------------

                              SCHEDULE OF MEMBERS
                             (as of June 12, 1997)


Alchemy, L.P.                                James M. McCall
c/o Citicorp Venture Capital Ltd.            2014 Crystal Springs Drive
399 Park Avenue, 14th Floor, Zone 4          Kingwood, TX 77339
New York, NY 10043
                                             Thomas F. McWilliams
Citicorp Venture Capital Ltd.                c/o Citicorp Venture Capital Ltd.
399 Park Avenue, 14th Floor, Zone 4          399 Park Avenue, 14th Floor
New York, NY 10043                           New York, NY 10043

CCT Partners III                             William H. Stewart
c/o Citicorp Venture Capital Ltd.            337 Third Creek Road
399 Park Avenue, 14th Floor, Zone 4          Statesville, NC 28677
New York, NY 10043
                                             Robert N. Tenczar
Michael W. Babcock                           c/o MMI Products, Inc.
20162 CR 46                                  515 West Greens Road, Suite 710
New Paris, IN 46553                          Houston, Texas 77067

Julius S. Burns                              David F. Thomas
15211 Rainhollow Drive                       345 Purchase Street
Houston, TX 77070                            Rye, NY 10580

Richard M. Cashin                            James A. Urry
10 Gracie Square, Apt. 8-G                   c/o Citicorp Venture Capital Ltd.
New York, NY 10028                           399 Park Avenue, 14th Floor, Zone 4
                                             New York, NY 10043
William T. Comfort
c/o Citicorp Venture Capital Ltd.            Michael Weaver
399 Park Avenue, 14th Floor, Zone 4          3407 Cedar Mill Court
New York, NY 10043                           Kingwood, TX 77339

David Y. Howe                                Davy J. Wilkes
c/o Citicorp Venture Capital Ltd.            5214 Jules Verne Court
399 Park Avenue, 14th Floor                  Tampa, FL 33611
New York, NY 10043

                             INVESTMENT SCHEDULE A
                             (AS OF JUNE 12, 1997)

1. Name of Portfolio Company:                      Merchants Metals Holding Company, a Delaware corporation ("MMHC")
   -------------------------
                                                   c/o MMI Products, Inc.
                                                   515 West Greens Road
                                                   Houston, TX 77067
                                                   Attn:  Julius S. Burns
                                                   Facsimile No.:  713-876-1648

A. Portfolio Company Securities Purchased:         112,922 shares of Class A common stock, par value $.01 per share
   --------------------------------------
                                                   ("Class A Common")
                                                   658,982 shares of Class B common stock, par value $.01 per share
                                                   ("Class B Common")

B. Date of Investment:                             June 12, 1997
   ------------------

C. Invested Capital and Units Issued:              (All capital contributions were made as of June 12, 1997, unless
   ---------------------------------
                                                   otherwise indicated)

                                                             Number of           Capital             Form of Capital
       Type of Units         Participating Unitholder        Units Held        Contribution         Contribution
       -------------         ------------------------        ----------        ------------         ------------
       Class A Common           Michael W. Babcock               7,520              $7,520            Securities
                                 Julius S. Burns                58,902             $58,902            Securities
                                 James M. McCall                13,850             $13,850            Securities
                                William H. Stewart               5,540              $5,540            Securities
                                Robert N. Tenczar                7,500              $7,500            Securities
                                  Michael Weaver                 9,160              $9,160            Securities
                                  Davy J. Wilkes                10,450             $10,450            Securities

                                                                Number of          Capital           Form of Capital
       Type of Units          Participating Unitholder          Units Held        Contribution         Contribution
       -------------          ------------------------          ----------        ------------         ------------
      Class B Common             Richard M. Cashin                  7,484              $7,484            Securities
                                  CCT Partners III                 87,789             $87,789            Securities
                           Citicorp Venture Capital Ltd.          497,473            $497,473            Securities
                                 William T. Comfort                34,154             $34,154            Securities
                                   David Y. Howe                      267                $267            Securities
                                Thomas F. McWilliams               17,014             $17,014            Securities
                                  David F. Thomas                   7,484              $7,484            Securities
                                   James A. Urry                      401                $401            Securities

D. Portfolio Company Subsidiary:           MMI Products, Inc., a Delaware corporation
   ----------------------------
                                           515 West Greens Road
                                           Houston, TX 77067
                                           Attn:  Julius S. Burns, President
                                           Facsimile No.:  713-876-1648
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